Fees Summary	Mar. 27, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 35,781,831.35
Previously Paid Amount	0
Total Fee Amount	4,941.47
Total Offset Amount	0
Net Fee	$ 4,941.47